ACQUISITIONS Business Acquisition (Tables)	6 Months Ended
Jun. 30, 2018
Business Combinations [Abstract]
Schedule of Business Acquisitions, by Acquisition [Table Text Block]

The total purchase consideration and the estimated fair values of the assets and liabilities at the acquisition date were as follows:

Purchase Price
Gross purchase price	$58,000
Working capital	356
Total consideration	$58,356

Fair Value Allocation
Prepaids and other current assets	$356
Property, plant and equipment	45,768
Intangibles	5,900
Goodwill	6,332
Estimated fair value of net assets acquired	$58,356

The Partnership’s condensed consolidated financial statements for the three and six months ended June 30, 2018 include the results of operations of the Knoxville Terminals since April 16, 2018, during which period the Knoxville Terminals contributed affiliate revenue of $159, third-party revenue of $1,580 and net income of $707. On an unaudited pro forma basis, the revenues and net income of PBFX assuming the acquisition had occurred on January 1, 2017, for the periods indicated, are shown below. The unaudited pro forma information does not purport to present what PBFX’s actual results would have been had the Knoxville Terminals Purchase occurred on January 1, 2017, nor is the financial information indicative of the results of future operations. The unaudited pro forma financial information includes the depreciation and amortization expense related to the acquisition and interest expense associated with the Knoxville Terminals Purchase financing.

	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017

Pro forma revenues	$136,369	$131,314
Pro forma net income attributable to PBF Logistics LP unitholders:	35,153	43,688
Pro forma net income available per limited partner units:
Common units - basic	$0.83	$1.03
Common units - diluted	0.83	1.03
Subordinated units - basic and diluted	—	1.06